UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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Information Statement Pursuant to Section 14(c)
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NATIONWIDE MUTUAL FUNDS
(Name of Registrant as Specified in Its Charter)

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NATIONWIDE MUTUAL FUNDS
One Nationwide Plaza
Mail Code 5-02-210
Columbus, Ohio 43215
(800) 848-0920

January 31, 2018

Dear Shareholder:

The enclosed Information Statement details a recent subadviser change relating to the Nationwide Loomis Core Bond Fund (the "Core Bond Fund") and Nationwide Loomis Short Term Bond Fund (the "Short Term Fund" and, collectively with the Core Bond Fund, the "Funds"), each a series of Nationwide Mutual Funds (the "Trust"). Until recently, the Core Bond Fund was known as the "Nationwide HighMark Bond Fund," and the Short Term Fund was known as the "Nationwide HighMark Short Term Bond Fund."

Specifically, the Board of Trustees of the Trust approved the selection of Loomis, Sayles & Company, LP to serve as the new subadviser to the Funds, following the resignation of HighMark Capital Management, Inc. as each Fund's subadviser on November 13, 2017. The Trust has received an exemptive order from the U.S. Securities and Exchange Commission that allows certain subadviser changes to be made without shareholder approval (the "Manager of Managers Order"). The Manager of Managers Order instead requires that this Information Statement be sent to you. The full Information Statement also will be available on the Trust's website at http://www.nationwide.com/mutualfundsshareholdernews until May 15, 2018.

Please read the enclosed Information Statement for additional information.

We look forward to continuing to serve you and the Fund in the future.

Sincerely,

/s/ Eric E. Miller
Eric E. Miller
Secretary, Nationwide Mutual Funds

NATIONWIDE MUTUAL FUNDS
One Nationwide Plaza
Mail Code 5-02-210
Columbus, Ohio 43215
(800) 848-0920

INFORMATION STATEMENT

Nationwide Mutual Funds (the "Trust") is furnishing this Information Statement with respect to the Nationwide Loomis Core Bond Fund (the "Core Bond Fund") and Nationwide Loomis Short Term Bond Fund (the "Short Term Fund" and, collectively with the Core Bond Fund, the "Funds"), each a series of Nationwide Mutual Funds (the "Trust").  All shareholders of record as of the date hereof will receive this Information Statement. This Information Statement will be sent to shareholders on or about February 2, 2018. The Information Statement also is available online at www.nationwide.com/mutualfundsshareholdernews.

The Trust has received an exemptive order (the "Manager of Managers Order") from the U.S. Securities and Exchange Commission (the "SEC"), which permits Nationwide Fund Advisors ("NFA"), the Funds' investment adviser, to hire new subadvisers that are unaffiliated with NFA, to terminate subadvisory relationships, and to make changes to existing subadvisory agreements with the approval of the Trust's Board of Trustees (the "Board" or the "Trustees), but without obtaining shareholder approval, provided, among other things, that each Fund sends to its respective shareholders an information statement describing any new subadviser within 90 days of hiring such subadviser. Until recently, the Core Bond Fund was known as the "Nationwide HighMark Bond Fund," and the Short Term Fund was known as the "Nationwide HighMark Short Term Bond Fund."

WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTIONS AND
WE REQUEST THAT YOU NOT SEND US A PROXY OR VOTING INSTRUCTIONS.

INTRODUCTION

Each Fund is an investment portfolio, or series, of the Trust. The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement with NFA. Pursuant to the Investment Advisory Agreement, NFA may select one or more subadvisers for the Funds and supervises the Funds' daily business affairs, subject to the supervision and direction of the Board. NFA selects the subadviser(s) it believes will provide the Funds with high-quality investment management services consistent with each Fund's investment objective. NFA is responsible for the overall monitoring of the Funds' subadviser(s).

Effective November 13, 2017, Loomis, Sayles & Company, LP ("Loomis") began serving as the subadviser to the Funds, following the resignation of HighMark Capital Management, Inc. ("HighMark"), the Funds' previous subadviser. As a result of this change, each Fund is now subadvised by Loomis.  The Core Bond Fund has been renamed as the "Nationwide Loomis Core Bond Fund," and the Short Term Fund has been renamed as the "Nationwide Loomis Short Term Bond Fund."

Loomis is independent of NFA and discharges its responsibilities subject to the oversight and supervision of NFA and the Board. Loomis is paid a subadvisory fee by NFA from the management fees NFA receives from the Funds. In accordance with procedures adopted by the Board, the subadviser of the Funds may effect portfolio transactions through an affiliated broker-dealer that receives brokerage commissions in connection therewith as permitted by applicable law.

The purpose of this Information Statement is to report the selection of Loomis, located at One Financial Center, Boston, MA 02111, as the new subadviser to the Funds. The Board approved the appointment of Loomis as subadviser to the Funds on November 8, 2017, and Loomis began serving as the Funds' subadviser on November 13, 2017, following the resignation of HighMark. The factors considered by the Board in make its decision to approve Loomis as the subadviser, as well as other important information, is described in more detail below.

RECOMMENDATION TO APPROVE SUBADVISER

As part of NFA's duties to select and supervise the Funds' subadviser(s), NFA is responsible for communicating performance expectations to, and evaluating the performance of, the subadviser(s) and recommending to the Board whether a new subadviser should be hired or whether the subadviser's contract with the Trust should be renewed, modified or terminated. NFA periodically provides written reports to the Board describing the results of its evaluation and monitoring functions.

The Core Bond Fund's investment objective is to seek total return through investments in fixed-income securities.  It invests in a variety of investment grade fixed-income securities, and maintains an average duration of between 3 and 6 years.  The investment objective of the Short Term Fund is to seek total return through investments in fixed-income securities. It invests in a variety of investment grade fixed-income securities, and maintains an average duration of between 1 and 3 years.

HighMark had served as each Fund's subadviser since September 2013, but recently notified NFA of its decision to leave the mutual fund subadvisory business, effective in November 2017.  As a result, NFA undertook a search for a new subadviser to manage the Funds upon HighMark's resignation.

In evaluating potential subadvisers to replace HighMark, NFA sought a manager capable of combining high potential relative return investment ideas in the U.S. fixed-income markets with benchmark-aware risk and return objectives.  NFA also sought a fixed-income manager with strong brand recognition that NFA believed could appeal to the Funds' current and prospective shareholders.  To achieve these goals, NFA employed a subadviser selection process that was driven by qualitative, quantitative and risk due diligence processes. For those potential subadvisers that met the foregoing criteria, a number of additional factors were applied, including, but not limited to, firm stability and ownership structure; composition, experience, culture and compensation structure of the portfolio management team; available capacity for each Fund's assets; and the reasonableness of the candidate's fee and its consistency with each Fund's expense structure.  Discussions and onsite due diligence visits were then conducted with potential subadvisers to evaluate their investment strategies, management teams and operational capabilities.

Loomis, Sayles & Company, LP

Of the potential subadvisers that NFA evaluated, NFA determined that Loomis was the most appropriate candidate to subadvise each Fund, considering its investment philosophy and process, strong quantitative score, positive qualitative assessment, and performance results in each Fund's strategy during the three-, five- and ten-year periods.

Loomis provides a benchmark-aware strategy that combines top-down macroeconomic views with bottom-up fundamental security selection to identify where value may lie in various fixed-income markets. In deciding which securities to buy or sell for each Fund, Loomis may consider a number of factors related to the bond issue and the current market, including the financial strength of the issuer; current interest rates and valuations; the stability and volatility of a country's bond markets; and expectations regarding general trends in interest rates and currency considerations. Loomis also considers how purchasing or selling a bond would impact each Fund's overall portfolio risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).

Upon evaluation, NFA found that Loomis's Core Fixed Income performance composite had exceeded the Core Bond Fund's benchmark index (the Bloomberg Barclays U.S. Aggregate Bond Index) over the three-, five- and ten-year periods ending June 30, 2017, and that Loomis's Short Duration Fixed Income performance composite had surpassed the Short Term Fund's benchmark index (the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index) over the three- and five-year periods1 ending June 30, 2017.  On the basis of its analysis of Loomis's performance over time, NFA concluded that Loomis has a history of consistent and competitive investment performance during periods that are favorable for the bond markets, accompanied by a modest degree of underperformance during periods of stress in the bond markets.  NFA also determined that Loomis's long-term, risk-adjusted returns compare favorably with industry peers.  NFA also considered Loomis's reputation and brand recognition among mutual fund investors, which NFA concluded would likely appeal to the Funds' current and prospective shareholders.

Christopher T. Harms, Clifton V. Rowe, CFA, and Kurt L. Wagner, CFA, CIC, are co-portfolio managers of both Funds and are responsible for the day-to-day management of the Funds, including the selection of the each Fund's investments.

Mr. Harms, Vice President, joined Loomis in 2010 as a product manager for the fixed income group.

Mr. Rowe, CFA, Vice President, began his investment career at Loomis in 1992.

1 Loomis's Short Duration Fixed Income strategy has not yet been in existence for ten years.

Mr. Wagner, CFA, CIC, Vice President, joined Loomis in 1994.

Based on the foregoing considerations, NFA recommended to the Board that Loomis be approved as the subadviser to each Fund.

BOARD CONSIDERATIONS

At a special meeting held in-person on November 8, 2017, the Board, of which eight of the nine members are not considered to be "interested persons" of the Funds under the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Trustees"), discussed and unanimously approved the hiring of Loomis as the subadviser to each Fund. The Trustees were provided with detailed materials relating to  the proposal to appoint Loomis in advance of and at the meeting. The Independent Trustees met in executive session with their independent legal counsel prior to the meeting to discuss information relating to the proposal. The material factors and conclusions that formed the basis for the Board's approval are discussed below.

The Nature, Extent and Quality of the Services to be Provided by Loomis as Subadviser. The Trustees considered the information provided by NFA as to Loomis, including, among other things, information relating to Loomis's investment strategy and process for each Fund. The Trustees considered the experience of the investment personnel of Loomis that would be managing each Fund.

Investment Performance. The Trustees considered information concerning the past performance record of Loomis in managing investment strategies comparable to the strategies it would use in managing the Funds' assets.

Fee Level. The Board noted that under the proposed subadvisory fee schedule for the Core Bond Fund, NFA would pay a subadvisory fee to Loomis at the same rate as NFA paid to HighMark.  With respect to the Short Term Fund, the Board noted that the subadvisory fee that NFA will pay to Loomis, based on the Short Term Fund's current level of assets, is also the same as the fee NFA paid to HighMark, although the fee payable to Loomis on assets in excess of $500 million would be paid at a rate lower than the rate NFA paid to HighMark.  Because the Short Term Fund has assets substantially less than $500 million, the Trustees agreed with NFA to discuss how any savings from the change in subadvisory fees might be shared between NFA and the Fund at such time as the Fund's assets begin to approach that level.

Profitability. No information was presented to the Board regarding the expected profitability of the subadvisory agreements.

Terms of the Subadvisory Agreement. The Board noted that the non-compensatory terms of the subadvisory agreement are substantially similar in all material respects to the terms of the subadvisory agreements that the Trust currently has in place with other series of the Trust.

Conclusion. Based on these and other considerations, none of which was individually determinative of the outcome, and after discussion and consideration among themselves, and with NFA, Trust counsel, and independent legal counsel, the Trustees, including all of the Independent Trustees, determined with respect to each Fund that the services to be provided by Loomis and the fees to be paid to Loomis each appeared on the basis of the information presented to be acceptable, and unanimously approved the subadvisory agreement for a two-year period commencing from the execution of the subadvisory agreement.

THE SUBADVISORY AGREEMENT

The subadvisory agreement with Loomis, dated November 13, 2017 (the "Agreement"), was approved by the Board, including the Independent Trustees, on November 8, 2017. In accordance with the Manager of Managers Order, the Agreement was not submitted to the Funds' shareholders for their approval. The following is a brief summary of the material terms of the Agreement.

Term. The Agreement, solely with respect to the Funds, has an initial term that expires on May 1, 2019, and continues for successive one-year terms thereafter as long as its continuance is approved by the Board or by a vote of a majority of the outstanding shares of each Fund, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement can be terminated as to a Fund on not more than 60 days' written notice by NFA, the Trust on behalf of such Fund or a majority of the outstanding voting securities of the Fund, or on not less than 120 days' written notice by Loomis. The Agreement terminates automatically if assigned by any party.

Fees. Under the Agreement, the annual subadvisory fees payable by NFA to Loomis (as a percentage of each Fund's average daily net assets) is set forth in the table attached as Exhibit A. The overall advisory fees of each Fund will not increase as a result of a subadvisory fee schedule with Loomis. With respect to the Core Bond Fund, the subadvisory fee schedule for Loomis is identical to the previous subadvisory fee schedule with HighMark. With respect to the Short Term Fund, the subadvisory fee schedule for Loomis is identical to the previous subadvisory fee schedule with HighMark on assets under $500 million, and lower than the previous subadvisory fee schedule with HighMark with respect to assets in excess of $500 million.

Duties. Under the Agreement, NFA is responsible for assigning all or a portion of each Fund's assets to Loomis and for overseeing and reviewing the performance of Loomis.  Loomis is required to manage each Fund's portfolio in accordance with such Fund's investment objectives and policies, subject to the supervision of NFA and the Board.

Brokerage. Under the Agreement, Loomis is authorized to purchase and sell securities on behalf of the Funds through brokers or dealers Loomis selects and to negotiate commissions to be paid on such transactions. In doing so, Loomis is required to use reasonable efforts to obtain the most favorable price and execution available but is permitted, subject to certain limitations, to pay brokerage commissions that are higher than what another broker might have charged in return for brokerage and research services.

Indemnification. Under the Agreement, Loomis and its affiliates and controlling persons cannot be held liable to NFA, the Trust, the Funds or the Funds' shareholders in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its duties under the Agreement, or violation of applicable law.

Loomis is required, under the Agreement, to indemnify NFA, the Trust, the Funds, and their respective affiliates and controlling persons for any liability or expenses sustained by them as a result of Loomis's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties or violation of applicable law, as well as under certain other circumstances. The Agreement also contains provisions pursuant to which NFA and the Trust are required to indemnify Loomis for any liability and expenses which may be sustained by Loomis unless they were the result of Loomis's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties or violation of applicable law.

Regulatory Pronouncements. The Agreement also includes provisions arising from regulatory requirements. These provisions include a requirement that Loomis establish and maintain written proxy voting procedures in compliance with current applicable laws and regulations, including, but not limited to, Rule 30b1-4 under the 1940 Act. Also, the provisions include language required by Rule 17a-10 under the 1940 Act that permits Loomis to execute securities transactions under limited circumstances through broker-dealers deemed to be affiliated with the Funds, subject to certain prohibitions on consultations between Loomis and other subadvisers to the Funds or funds affiliated with the Funds.

Further Information. The foregoing description of the Agreement is only a summary and is qualified in its entirety by reference to the text of the Agreement. A copy of the Agreement is on file with the SEC and is available (i) in person at the SEC's Public Reference Room in Washington, D.C. (upon payment of any applicable fees); (ii) by mail by sending your request to SEC Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102 (upon payment of any applicable fees); or (iii) at the SEC's website – http://www.sec.gov – through the EDGAR system.

OTHER INFORMATION ABOUT LOOMIS

Loomis is located at One Financial Center, Boston, MA 02111. The following table sets forth the name and principal occupation of the principal executive officers of Loomis. The address of each person listed below is One Financial Center, Boston, MA 02111.

Name	Title
Kevin P. Charleston	President and Chief Executive Officer
Donald P. Ryan	Chief Compliance Officer
Jean S. Loewenberg	Chief Legal Officer
Paul J. Sherba	Chief Financial Officer

Loomis is an indirect subsidiary of Natixis Global Asset Management, L.P., which is an indirect subsidiary of Natixis Global Asset Management ("NGAM"), an international asset management group based in Paris, France. NGAM is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France's second largest banking group.

MORE ABOUT FEES AND EXPENSES

Each Fund pays NFA an investment advisory fee at an effective annual rate (as a percentage of such Fund's average daily net assets) as set forth in the table attached as Exhibit B.

During the fiscal year ended October 31, 2017, the Funds paid the amounts to NFA as set forth in the table attached as Exhibit C.

ADDITIONAL INFORMATION

NFA serves as the Funds' investment adviser pursuant to an Investment Advisory Agreement that was last approved by the Board, including a majority of the Independent Trustees, on March 7, 2017. The Investment Advisory Agreement was last approved by shareholders of the Funds on September 9, 2013. The key features of the Investment Advisory Agreement are described below.

Advisory Services. Under the Investment Advisory Agreement, NFA, subject to the supervision and direction of the Board: (i) sets the overall investment strategy for each Fund; (ii) has overall supervisory responsibility for the general management and investment of each Fund's assets; (iii) determines the allocation of assets among one or more subadvisers, if any; and (iv) has full investment discretion to make all determinations with respect to the investment of a Fund's assets not otherwise assigned to a subadviser. With regard to subadvisers, NFA, subject to the supervision and direction of the Board: (i) researches and evaluates each subadviser, if any; (ii) performs initial due diligence on prospective subadvisers; (iii) monitors each subadviser's ongoing performance; (iv) communicates performance expectations and evaluations to each subadviser; and (v) recommends to the Board whether a subadviser's contract should be renewed, modified or terminated. NFA also is responsible for recommending changes or additions to the subadvisers and is responsible for compensating each subadviser. Finally, NFA is responsible for providing periodic reports to the Board concerning each Fund's business and investments as the Board requests.

Continuance. The Investment Advisory Agreement may be continued from year to year by a majority vote of the Board or by a vote of a majority of the outstanding shares of each Fund, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such approval.

Termination. The Investment Advisory Agreement provides that it may be terminated, without the payment of any penalty, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, or by NFA, in each case, upon not more than 60 days' written notice to the other party. The Investment Advisory Agreement also provides that it will automatically and immediately terminate in the event of its assignment.

As of December 31, 2017, each Fund had issued outstanding shares in the amounts as set forth in the table attached as Exhibit D.

As of December 31, 2017, to the Trust's knowledge, no person, except as set forth in the table at Exhibit E, had or shared voting or investment power over more than 5% of the outstanding shares of any class of the Funds.

As of December 31, 2017, the Executive Officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of any class of the Funds.

Although the Trust is not asking shareholders to vote on the approval of Loomis as subadviser to the Funds, the Trust is required by the rules of the SEC to summarize the voting rights of shareholders. Whenever a matter affecting a Fund requires shareholder approval, a shareholder meeting generally will be held and a proxy statement and proxy/voting instruction forms will be sent to such Fund's shareholders. Each share of a Fund is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. Shareholders also may revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Fund's shareholders.

The foregoing description of shareholder voting rights with respect to the Funds is only a brief summary of these rights. Whenever shareholder approval of a matter affecting a Fund is required, the proxy statement sent to shareholders will fully describe the voting rights of shareholders and the voting procedures that will be followed at the shareholder meeting.

Currently, Nationwide Fund Distributors LLC ("NFD"), an affiliate of NFA, acts as the Trust's principal underwriter. Under the terms of a Joint Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC ("NFM"), an indirect wholly owned subsidiary of Nationwide Financial Services, Inc. ("Nationwide Financial"), provides various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Funds. The address for NFA, NFD and NFM is One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215.

NFA is a wholly owned subsidiary of Nationwide Financial, a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. The address for each of Nationwide Financial, Nationwide Corporation, Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company is One Nationwide Plaza, Columbus, Ohio 43215.

No Officer or Trustee of the Trust is an officer, employee, or director of Loomis, nor do any such Officers or Trustees own securities issued by Loomis or have any other material direct or indirect interest in Loomis.

The Trust will furnish, without charge, a copy of the Trust's most recent Annual Report to shareholders and Semiannual Report to shareholders succeeding the Annual Report, if any, upon request. This request may be made either by writing to the Trust at the address contained on the first page of this Information Statement or by calling toll-free 800-848-0920. The Annual Report and the Semiannual Report will be mailed to you by first-class mail within three business days of receipt of your request.  Additional copies of the full Information Statement may be obtained, without charge, by calling toll-free 800-848-0920.

By Order of the Board of Trustees of Nationwide Mutual Funds,

/s/ Eric E. Miller
Eric E. Miller, Secretary

January 31, 2018

EXHIBIT A

SUBADVISORY FEES

The annual subadvisory fees payable by NFA to Loomis (as a percentage of each Fund's average daily net assets) are set forth in the following table:

Fund	Subadvisory Fees
Nationwide Loomis Core Bond Fund	0.15% on subadviser assets up to $250 million; 0.125% on subadviser assets of $250 and more but less than $1 billion; and 0.10% on subadviser assets of $1 billion and more.
Nationwide Loomis Short Term Bond Fund	0.10% on subadviser assets up to $500 million; 0.09% on subadviser assets of $500 million and more.

A-1

EXHIBIT B

INVESTMENT ADVISORY FEES

The Funds pay NFA investment advisory fees at effective annual rates (as a percentage of each Fund's average daily net assets) as set forth in the following table:

Fund	Advisory Fees
Nationwide Loomis Core Bond Fund
0.41% on assets up to $250 million;
0.385% on assets of $250 million and more but less than $1 billion;
0.36% on assets of $1 billion and more but less than $2 billion;
0.335% on assets of $2 billion and more but less than $5 billion; and
0.31% on assets of $5 billion and more.

Nationwide Loomis Short Term Bond Fund
0.35% on assets up to $500 million;
0.34% on assets of $500 million and more but less than $1 billion;
0.325% on assets of $1 billion and more but less than $3 billion;
0.30% on assets of $3 billion and more but less than $5 billion;
0.285% on assets of $5 billion and more but less than $10 billion; and
0.275% on assets of $10 billion and more.

B-1

EXHIBIT C

INVESTMENT ADVISORY FEES PAID TO NFA

The chart below sets forth the investment advisory fees paid by the Funds to NFA for the fiscal year ended October 31, 2017. The amount indicated is after fee waivers and expense reimbursements.

Fund	Advisory Fees
Nationwide Loomis Core Bond Fund	$2,035,494
Nationwide Loomis Short Term Bond Fund	$1,268,235
C-1

EXHIBIT D

OUTSTANDING SHARES

As of December 31, 2017, the Funds had issued outstanding shares in the amounts set forth in the table below:

Fund	Number of Shares Outstanding
Nationwide Loomis Core Bond Fund – Class A	2,418,456.180
Nationwide Loomis Core Bond Fund – Class C	485,023.859
Nationwide Loomis Core Bond Fund – Class R6	10,874,629.272
Nationwide Loomis Core Bond Fund – Institutional Service Class	43,508,119.983

Nationwide Loomis Short Term Bond Fund – Class A	3,298,846.940
Nationwide Loomis Short Term Bond Fund – Class C	1,332,789.661
Nationwide Loomis Short Term Bond Fund – Class R6	22,244,215.304
Nationwide Loomis Short Term Bond Fund – Institutional Service Class	5,005,658.767
D-1

EXHIBIT E

5% SHAREHOLDERS

As of December 31, 2017, to the Trust's knowledge, no person, except as set forth in the table below, had or shared voting or investment power over more than 5% of the outstanding shares of any class (collectively, the "shares") of the Funds.

Account Holder	Number of Shares Beneficially Owned	Percentage of the Class Held by the Shareholder
Nationwide Loomis Core Bond Fund – Class A
LINCOLN RETIREMENT SERVICES CO FORT WAYNE, IN 46801	662,435.993	27.39%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ 07310	514,061.000	21.26%
LINCOLN RETIREMENT SERVICES CO FORT WAYNE, IN 46801	434,186.878	17.95%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS, MO 63103	124,589.447	5.15%
Nationwide Loomis Core Bond Fund – Class C
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS, MO 63103	155,361.440	32.03%
PERSHING LLC JERSEY CITY, NJ 07399	92,151.335	19.00%
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL 32246	72,463.766	14.94%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ 07310	38,035.459	7.84%
LPL FINANCIAL SAN DIEGO, CA 92121	30,509.392	6.29%
Nationwide Loomis Core Bond Fund – Class R6
SEI PRIVATE TRUST COMPANY OAKS, PA 19456	5,632,088.798	51.79%
SEI PRIVATE TRUST COMPANY OAKS, PA 19456	2,711,661.135	24.94%
PIMS/PRUDENTIAL RETIREMENT MORGAN HILL, CA 95037	875,901.599	8.05%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH 43218	591,545.409	5.44%
Nationwide Loomis Core Bond Fund – Institutional Service Class
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH 43218	15,748,722.148	36.20%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH 43218	14,400,968.054	33.10%
CAPINCO MILWAUKEE, WI 53201	7,668,252.472	17.62%
Nationwide Loomis Short Term Bond Fund – Class A
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS, MO 63103	613,633.402	18.60%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ 07310	391,741.532	11.88%

E-1

RAYMOND JAMES & ASSOC INC ST PETERSBURG, FL 33716	359,174.365	10.89%
NATIONWIDE TRUST COMPANY FSB COLUMBUS, OH 43218	305,192.410	9.25%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH 43218	182,477.932	5.53%
LPL FINANCIAL SAN DIEGO, CA 92121	174,834.361	5.30%
MORGAN STANLEY SMITH BARNEY LLC BALTIMORE, MD 21231	167,114.371	5.07%
Nationwide Loomis Short Term Bond Fund – Class C
RAYMOND JAMES & ASSOC INC ST PETERSBURG, FL 33716	351,747.528	26.39%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS, MO 63103	275,391.709	20.66%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ 07310	148,084.092	11.11%
LPL FINANCIAL SAN DIEGO, CA 92121	119,261.195	8.95%
Nationwide Loomis Short Term Bond Fund – Class R6
INVESTOR DESTINATIONS CONSERVATIVE COLUMBUS, OH 43215	10,655,131.104	47.90%
INVESTOR DESTINATIONS MODERATE COLUMBUS, OH 43215	5,565,196.693	25.02%
AGGRESSIVE INVESTOR DESTINATIONS MODERATELY COLUMBUS, OH 43215	3,897,639.958	17.52%
Nationwide Loomis Short Term Bond Fund – Institutional Service Class
RAYMOND JAMES & ASSOC INC ST PETERSBURG, FL 33716	1,838,243.660	36.72%
MORGAN STANLEY SMITH BARNEY LLC BALTIMORE, MD 21231	698,880.682	13.96%
LPL FINANCIAL SAN DIEGO, CA 92121	611,548.236	12.22%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS, MO 63103	492,787.890	9.84%
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL 32246	405,253.457	8.10%
UBS WM USA WEEHAWKEN, NJ 07086	330,869.264	6.61%

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